UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
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CARLISLE COMPANIES INCORPORATED
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CARLISLE COMPANIES INCORPORATED 16430 NORTH SCOTTSDALE ROAD, SUITE 400 SCOTTSDALE, AZ 85254 ATTN: SCOTT C. SELBACH SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 PM EDT on May 4, 2021 for shares held directly and by 11:59 PM EDT on April 30, 2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 PM EDT on May 4, 2021 for shares held directly and by 11:59 PM EDT on April 30, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D36373-P51710 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of 2021 Annual Meeting of Stockholders, Proxy Statement, 2020 Annual Report and Form 10-K are available at www.proxyvote.com. D36374-P51710 CARLISLE COMPANIES INCORPORATED Annual Meeting of Stockholders May 5, 2021 8:00 AM local time This proxy is solicited by the Board of Directors D. Christian Koch and Robert M. Roche, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the common shares of the undersigned at the Annual Meeting of Stockholders of Carlisle Companies Incorporated to be held at the offices of the Company, located at 16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254, on Wednesday, May 5, 2021 at 8:00 AM local time, and at any postponements or adjournments of that meeting, as indicated on the reverse side, and in their discretion upon any other business that may properly come before the meeting. DUE TO THE ONGOING CORONAVIRUS (COVID-19) PANDEMIC, THE COMPANY MAY DECIDE UPON NOTICE TO CHANGE THE DATE, TIME OR LOCATION OF THE ANNUAL MEETING. Shares represented by this proxy will be voted as directed herein by the stockholder. If no such directions are indicated, this proxy will be voted "FOR" all the nominees listed in Proposal 1, "FOR" Proposal 2 and "FOR" Proposal 3. Continued and to be signed on reverse side

CARLISLE COMPANIES INCORPORATED 16430 NORTH SCOTTSDALE ROAD, SUITE 400 SCOTTSDALE, AZ 85254 ATTN: SCOTT C. SELBACH D36376-P51710 You invested in CARLISLE COMPANIES INCORPORATED and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 5, 2021. Get informed before you vote View the Notice of 2021 Annual Meeting of Stockholders, Proxy Statement, 2020 Annual Report and Form 10-K online OR you can receive a free paper copy of voting material(s) by requesting prior to April 21, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 5, 2021 8:00 AM local time Carlisle Companies Incorporated 16430 North Scottsdale Road Suite 400 Scottsdale, Arizona 85254 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect the three directors nominated by the Board of Directors. Nominees: 1a. James D. Frias For 1b. Maia A. Hansen For 1c. Corrine D. Ricard For 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021. For 3. To approve, on an advisory basis, the Company’s named executive officer compensation in 2020. For 4. To transact any other business properly brought before the meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D36377-P51710